Exhibit 99.1

Supplemental Financial Information
March 31, 2007
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income from Joint Ventures
Property
Joint Venture Reporting	8 - 11
Financial Statements of Unconsolidated Joint Ventures at 100%
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
Investments in Real Estate Joint Ventures
Debt Information for Real Estate Joint Ventures
Summary Balance Sheet Information	12
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	13 - 14
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	15 - 16
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	17 - 31
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Net Asset Value
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

i

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2007, we owned or operated under long-term leases, interests in 373 developed income-producing properties and 32 properties that are in various stages of development (including 7 which are income-producing), which are located in 22 states that span the United States from coast to coast. Included in the portfolio are 336 shopping centers, 67 industrial projects, and 2 office buildings. Our interests in these properties aggregated approximately 48.6 million square feet of building area. Our properties were 94.4% leased as of March 31, 2007, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Denver, CO (Miller Weingarten)
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Encino, CA
Seattle, WA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2007	2006	2006	2005	2004	2003	2002

Revenues:
Rentals	$144,536	$129,085	$543,449	$493,196	$442,796	$361,268	$310,085
Other	2,062	2,208	6,994	6,336	8,321	6,664	4,529
Total	146,598	131,293	550,443	499,532	451,117	367,932	314,614

Expenses:
Depreciation and amortization	32,820	30,119	125,227	114,746	101,843	80,064	65,398
Operating	23,711	18,454	90,206	75,276	70,424	57,250	47,985
Ad valorem taxes	16,616	15,405	64,152	57,525	50,685	41,070	37,482
General and administrative	6,609	5,355	23,801	17,379	16,122	13,820	11,148
Impairment loss					3,550
Total	79,756	69,333	303,386	264,926	242,624	192,204	162,013

Operating Income	66,842	61,960	247,057	234,606	208,493	175,728	152,601
Interest Expense	(36,473)	(34,437)	(146,943)	(130,761)	(117,096)	(90,269)	(67,171)
Interest and Other Income	1,713	1,452	9,045	2,867	1,390	1,562	1,053
Loss on Redemption of Preferred Shares					(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	3,347	4,066	14,655	6,610	5,384	4,681	3,930
Income Allocated to Minority Interests	(1,178)	(1,657)	(6,414)	(6,060)	(4,928)	(2,723)	(3,553)
Gain on Sale of Properties	2,059	51	22,467	22,306	1,562	665	188
Gain on Land and Merchant Development Sales	666	1,676	7,166	804
Benefit (Provision) for Income Taxes	9	(519)	(1,366)
Income From Continuing Operations	36,985	32,592	145,667	130,372	91,239	86,905	87,048
Operating Income From Discontinued Operations	1,514	4,930	13,823	23,822	25,259	23,336	25,347
Gain on Sale of Properties From Discontinued Operations	12,886	17,087	145,520	65,459	24,883	6,039	19,472
Income From Discontinued Operations	14,400	22,017	159,343	89,281	50,142	29,375	44,819
Net Income	51,385	54,609	305,010	219,653	141,381	116,280	131,867
Preferred Share Dividends	(4,728)	(2,525)	(10,101)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares						(2,488)
Net Income Available to Common Shareholders	$46,657	$52,084	$294,909	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.54	$0.58	$3.36	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.53	$0.57	$3.27	$2.31	$1.54	$1.24	$1.43

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	March 31,	December 31,
	2007	2006
ASSETS

Property	$4,546,606	$4,445,888
Property Held for Sale	80,823
Accumulated Depreciation	(722,195)	(707,005)
Property - net	3,905,234	3,738,883

Investment in Real Estate Joint Ventures (a)	255,413	203,839
Total	4,160,647	3,942,722

Notes Receivable from Real Estate Joint Ventures and Partnerships	11,429	3,971
Unamortized Debt and Lease Costs	115,131	112,873
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $6,450 in 2007 and $5,995 in 2006)	74,208	78,893
Cash and Cash Equivalents	35,506	71,003
Restricted Deposits and Mortgage Escrows	29,309	94,466
Other	91,767	71,612
Total	$4,517,997	$4,375,540

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,890,831	$2,900,952
Accounts Payable and Accrued Expenses	91,203	132,821
Other	123,990	128,306
Total	3,106,024	3,162,079

Minority Interest	72,197	87,680

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interest; 29 shares issued and outstanding in 2007
and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of
beneficial interests; 80 shares issued and outstanding in 2007;
liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
86,435 in 2007 and 85,765 in 2006	2,604	2,582
Additional Paid in Capital	1,346,331	1,136,481
Net Income in Excess (Less Than) Accumulated Dividends	3,091	(786)
Accumulated Other Comprehensive Loss	(12,256)	(12,500)
Shareholders' Equity	1,339,776	1,125,781
Total	$4,517,997	$4,375,540

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2007	2006	2006	2005	2004	2003	2002

Revenues:
Rentals	$149,763	$130,685	$552,592	$497,460	$444,323	$361,813	$314,514
Other	2,177	2,258	7,774	6,498	8,074	6,843	4,631
Total	151,940	132,943	560,366	503,958	452,397	368,656	319,145

Expenses:
Depreciation and amortization	33,991	30,296	126,793	114,855	101,554	78,485	65,606
Operating	23,859	18,531	90,337	75,068	70,297	57,099	48,176
Ad valorem taxes	17,333	15,519	64,703	57,850	50,732	41,226	37,996
General and administrative	6,619	5,367	23,902	17,436	16,125	13,821	11,145
Impairment loss					3,550
Total	81,802	69,713	305,735	265,209	242,258	190,631	162,923

Operating Income	70,138	63,230	254,631	238,749	210,139	178,025	156,222
Interest Expense	(37,537)	(34,156)	(147,642)	(129,790)	(115,357)	(89,945)	(68,981)
Interest and Other Income	2,756	1,732	10,687	3,640	2,553	3,615	3,265
Loss on Redemption of Preferred Shares					(3,566)	(2,739)
Income Allocated to Minority Interests	(1,106)	(1,399)	(5,453)	(5,218)	(3,990)	(3,236)	(3,720)
Gain on Sale of Properties	2,059	1,612	26,536	22,102	1,460	1,185	262
Gain on Land and Merchant Development Sales	666	2,092	8,274	889
Benefit (Provision) for Income Taxes	9	(519)	(1,366)
Income From Continuing Operations	36,985	32,592	145,667	130,372	91,239	86,905	87,048
Operating Income From Discontinued Operations	1,514	4,930	13,823	23,822	25,259	23,336	25,347
Gain on Sale of Properties From Discontinued Operations	12,886	17,087	145,520	65,459	24,883	6,039	19,472
Income From Discontinued Operations	14,400	22,017	159,343	89,281	50,142	29,375	44,819
Net Income	51,385	54,609	305,010	219,653	141,381	116,280	131,867
Preferred Share Dividends	(4,728)	(2,525)	(10,101)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares						(2,488)
Net Income Available to Common Shareholders	$46,657	$52,084	$294,909	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.54	$0.58	$3.36	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.53	$0.57	$3.27	$2.31	$1.54	$1.24	$1.43

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	March 31,	December 31,
	2007	2006
ASSETS

Property	$4,806,980	$4,610,751
Property Held for Sale	80,823
Accumulated Depreciation	(732,524)	(707,289)
Property - net	4,155,279	3,903,462

Notes Receivable from Real Estate Joint Ventures and Partnerships	46,549	54,125
Unamortized Debt and Lease Costs	122,912	118,377
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $7,181 in 2007 and $6,696 in 2006)	76,238	79,165
Cash and Cash Equivalents	47,175	84,092
Restricted Deposits and Mortgage Escrows	29,997	93,955
Other	108,502	75,858
Total	$4,586,652	$4,409,034

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,964,248	$2,945,288
Accounts Payable and Accrued Expenses	90,537	132,845
Other	126,991	126,865
Total	3,181,776	3,204,998

Minority Interest	65,100	78,255

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interests; 29 shares issued and outstanding in 2007
and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of
beneficial interests; 80 shares issued and outstanding in 2007;
liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued:
86,435 in 2007 and 85,765 in 2006	2,604	2,582
Capital Surplus	1,346,331	1,136,481
Net Income in Excess (Less Than) Accumulated Dividends	3,091	(786)
Accumulated Other Comprehensive Loss	(12,256)	(12,500)
Shareholders' Equity	1,339,776	1,125,781
Total	$4,586,652	$4,409,034

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2007	2006
Funds from Operations
Numerator:
Net income available to common shareholders	$46,657	$52,084
Depreciation and amortization	31,979	31,431
Depreciation and amortization of unconsolidated joint ventures	2,057	1,018
Gain on sale of properties	(14,945)	(17,142)
Gain on sale of properties of unconsolidated joint ventures		(1,557)
Funds from Operations - Basic	65,748	65,834
Funds from operations attributable to operating
partnership units	1,106	1,399
Funds from Operations - Diluted	$66,854	$67,233

Denominator:
Weighted average shares outstanding - Basic	86,005	89,515
Effect of dilutive securities:
Share options and awards	1,123	850
Operating partnership units	2,681	3,151
Weighted average shares outstanding - Diluted	89,809	93,516

Funds from Operations per Share - Basic	$0.76	$0.74

Funds from Operations Per Share - Diluted	$0.74	$0.72

Growth in Funds from Operations per Share - Diluted		2.8%

Dividends
Common Dividends per Share	$0.495	$0.465

Common Dividends Paid as a % of Funds from Operations	65.1%	63.4%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	4.4%	4.0%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%

Net Operating Income *
Same Property NOI Growth: **
Retail	3.4%	4.8%
Industrial	2.3%	6.9%
Total	3.3%	4.9%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures.  We calculate FFO in a manner consistent with the NAREIT definition.
We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs. Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certian limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.
FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended
	March 31,
	2007	2006
Rentals
Base minimum rent, net	$111,394	$102,516
Straight line rent	2,228	1,384
Over/Under-market rentals, net	774	166
Percentage rent	1,812	1,372
Tenant reimbursements	28,328	23,647
Total	$144,536	$129,085

	Three Months Ended
	March 31,
	2007	2006
Rentals (Prorata Share)
Base minimum rent, net	$115,263	$103,839
Straight line rent	2,334	1,427
Over/Under-market rentals, net	1,028	224
Percentage rent	1,790	1,411
Tenant reimbursements	29,348	23,784
Total	$149,763	$130,685

	Three Months Ended
	March 31,
	2007	2006
Interest Expense (Prorata Share)
Interest paid or accrued	$44,877	$36,878
Over-market mortgage adjustment	(1,783)	(1,839)
Gross interest expense	43,094	35,039
Less:
Capitalized interest	(5,557)	(883)
Interest expense, at prorata share	$37,537	$34,156

	Three Months Ended
	March 31,
	2007	2006
Fee Income from Joint Ventures
Recurring	$1,053	$309
Non-Recurring	20	44
Total	$1,073	$353

	March 31,	December 31,
	2007	2006
Property at Prorata Share
Land	$966,640	$910,240
Land held for development	20,126	20,078
Land under development	193,880	142,366
Buildings and improvements	3,512,109	3,446,226
Construction in-progress	114,225	91,841
Total	$4,806,980	$4,610,751

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at 100%
(in thousands)

	Three Months Ended
	March 31,
	2007	2006

Revenues:	$31,219	$11,948

Expenses:
Depreciation and amortization	7,003	2,799
Interest	5,090	3,332
Operating	4,615	1,556
Ad valorem taxes	4,055	1,207
General and administrative	165	121
Total	20,928	9,015

Gain on land sales		555
Gain on sale of properties		2,550
Net income	$10,291	$6,038

	March 31,	December 31,
	2007	2006
ASSETS

Property	$1,236,490	$1,123,600
Accumulated depreciation	(56,136)	(41,305)
Property - net	1,180,354	1,082,295

Other assets	109,408	118,642

Total	$1,289,762	$1,200,937

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$330,342	$327,695
Amounts payable to WRI	15,686	22,657
Other liabilities	42,426	39,967
Accumulated equity	901,308	810,618

Total	$1,289,762	$1,200,937

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
(in thousands)

	Three Months Ended
	March 31,
	2007	2006

Revenues:	$9,198	$4,693

Expenses:
Depreciation and amortization	2,057	1,018
Interest	1,503	1,010
Operating	1,373	616
Ad valorem taxes	1,122	463
General and administrative	72	53
Total	6,127	3,160

Gain on land and merchant development sales		416
Gain on sale of property		1,557

Net Income	$3,071	$3,506

	March 31,	December 31,
	2007	2006
ASSETS

Property	$356,627	$307,559
Accumulated Depreciation	(23,216)	(16,869)
Property - net	333,411	290,690

Other Assets	38,641	40,159
Total	$372,052	$330,849

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$97,630	$97,969
Amounts Payable to WRI	5,910	7,382
Accounts Payable and Accrued Expenses	10,825	10,358
Total	114,365	115,709

Accumulated Equity	257,687	215,140

Total	$372,052	$330,849

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Real Estate Joint Ventures
March 31, 2007
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2007	Equity in Earnings of Unconsolidated JVs (1)

TIAA Florida Retail LLC	7	1,264	$350,761	$-	20.0%	$-	$65,630	$840
AEW SRP, LLC	10	984	201,468	120,507	26.3%	31,751	17,532	198
BIT Investment Thirty-Six, LP	5	2,057	126,505	-	20.0%	-	17,451	336
Collins	8	1,641	131,196	12,617	50.0%	6,308	57,364	481
Eagle AN, LP	7	2,036	51,350	36,871	20.0%	7,374	-	(6)
AEW - Institutional Client	6	515	139,153	71,390	20.0%	14,278	12,213	137

Other	19	2,733	289,329	88,957	42.6%	37,918	85,223	1,361

Total	62	11,230	$1,289,762	$330,342	30.7%	$97,630	$255,413	$3,347

Joint Venture Description

TIAA Florida Retail LLC -	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC -	Retail joint venture with an institutional partner through AEW Capital Management
BIT Investment Thirty-Six, LP -	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Collins -	Primarily a development joint venture in the Rio Grande valley
Eagle AN, LP -	Industrial joint venture with American National Insurance Company
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management

(1) Ties to consolidated income statement but differs from prorata income statement due to elimination of intercompany interest income/expense and management fees.

Weingarten Realty Investors
Debt Information in Real Estate Joint Ventures
March 31, 2007
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7
AEW SRP, LLC	10	$120,507	5.7%	8.0
BIT Investment Thirty-Six, LP	5
Collins	8	12,617	6.0%	14.3
Eagle AN, LP	7	36,871	8.1%	3.4
AEW - Institutional Client	6	71,390	5.7%	6.9

Other	19	88,357	5.7%	8.1

Total	62	$329,742	6.0%	7.8

(1) Only 1 of the 17 "Other" joint ventures has a variable rate mortgage ($3.2 million) - All other mortgages are fixed rate

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2007	2006

Common Share Data
Closing Market Price	$47.56	$46.11

Dividend Yield	4.16%	4.03%

90-Day Average Trading Volume	440,369	340,616

Capitalization (As reported)
Debt	$2,890,831	$2,900,952
Preferred Shares	347,500	147,500
Common Shares at Market	4,110,849	3,954,624
Operating Partnership Units at Market	116,522	138,745
Total Market Capitalization	$7,465,702	$7,141,821

Debt to Total Market Capitalization	38.7%	40.6%

Capitalization (Prorata)
Debt	$2,964,248	$2,945,288
Preferred Shares	347,500	147,500
Common Shares at Market	4,110,849	3,954,624
Operating Partnership Units at Market	116,522	138,745
Total Market Capitalization	$7,539,119	$7,186,157

Debt to Total Market Capitalization	39.3%	41.0%

Capital Availability
Unused Portion of $400 MM Revolver	$371,743	$371,923
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,300,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,807,173	$2,007,353

Credit Ratings	S&P	Moody's

Senior Debt	A-	Baa1
Preferred Shares	BBB+	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		1st Quarter		4th Quarter
	March 31,	Weighted	December 31,	Weighted
	2007	Average Rate	2006	Average Rate
Outstanding Balance Summary (2)
Mortgage Debt	$943,445	6.90%	$953,938	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (3)	575,000	3.95%	575,000	3.95%
Unsecured Notes Payable	1,119,867	5.85%	1,119,867	5.85%
Revolving Credit Agreements (1)	18,430	9.86%	18,000	5.97%
Industrial Revenue Bonds	4,364	5.40%	4,422	5.36%
Obligations under Capital Leases	29,725	6.21%	29,725	6.00%
Total Debt - As Reported	2,890,831	6.02%	2,900,952	6.09%
Less: Minority Partners' Interests	(24,213)		(53,633)
Plus: WRI Share of Unconsolidated Joint Ventures	97,630		97,969
Total Debt - Prorata Share	$2,964,248	6.03%	$2,945,288	6.10%

	March 31,		December 31,
	2007	% of Total	2006	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,847,961	96.1%	$2,829,344	96.1%
Variable-rate debt	116,287	3.9%	115,944	3.9%
Total	$2,964,248	100.0%	$2,945,288	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,053,368	35.5%	$1,035,072	35.1%
Unsecured Debt	1,910,880	64.5%	1,910,216	64.9%
Total	$2,964,248	100.0%	$2,945,288	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.26x		2.37x
Interest Coverage	2.36x		2.45x
Debt Service Coverage	2.32x		2.41x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (2)
Three months ended 3/31/07	6.02%	6.03%
Twelve months ended 12/31/06	6.23%	6.26%

(1)	Weighted average revolving interest rate excluding the effect of the commitment fee was 5.68% in first quarter 2007and 5.63% in fourth quarter 2006.

(2)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(3)	The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and a $49.05 per share coversion rate.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at March 31, 2007

	As Reported		Prorata Share
	Maturities	Rate (8)	Maturities	Rate (8)	Floating Rate	Fixed Rate
2007 (1) (2)	$109,396	6.35%	$111,348	6.33%	$9,969	$101,379
2008 (3) (4)	252,662	6.72%	253,170	6.65%	429	252,741
2009	113,510	6.52%	113,265	6.46%	9,795	103,470
2010	119,188	6.62%	132,208	6.55%	550	131,658
2011 (5)	890,324	4.97%	884,747	4.95%	-	884,747
2012	307,900	5.56%	311,573	5.54%	-	311,573
2013	302,205	5.81%	292,791	5.72%	-	292,791
2014	338,356	5.29%	367,874	5.36%	2,115	365,759
2015	189,347	6.13%	197,447	6.03%	-	197,447
Thereafter	233,283	7.07%	265,166	7.07%	-	265,166
Subtotal	2,856,171		2,929,588		22,857	2,906,731

Revolvers (6)	18,430	9.86%	18,430	9.86%	18,430
Other (7)	16,230		16,230			16,230
Swap Maturities:
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,890,831	6.02%	$2,964,248	6.03%	$116,287	$2,847,961

(1) Includes $3.0 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2027 with 10 and 20 year put options.
(3) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(4) Includes prepayment of $121.8 million mortgage.
(5) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(6) Includes the effect of the commitment fee.
(7) Other includes capital leases and market value of swaps.
(8) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of Prorata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.76%	1,765

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls	29	1.67%	812

3	ROSS STORES, INC.	Ross Dress for Less	28	1.48%	695

4	SAFEWAY, INC.	Safeway, Randalls, Von's	19	1.44%	936

5	PUBLIX SUPER MARKETS, INC.		21	1.39%	783

6	HOME DEPOT, INC.		7	1.18%	801

7	OFFICE DEPOT, INC.		25	1.10%	533

8	BLOCKBUSTER VIDEO		55	1.08%	297

9	CIRCUIT CITY		9	0.93%	324

10	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.93%	283

11	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.91%	314

12	PETCO ANIMAL SUPPLIES, INC.		21	0.81%	264

13	OFFICE MAX INC.		13	0.76%	307

14	PETSMART, INC.		14	0.69%	277

15	LINENS 'N THINGS, INC.		10	0.65%	273

16	STAPLES		12	0.63%	319

17	H E BUTT GROCERY		5	0.63%	311

18	BED BATH & BEYOND, INC.		15	0.61%	313

19	HARRIS TEETER		6	0.61%	287

20	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	31	0.60%	301

21	RALEY'S	Raley's Bel Air Markets	6	0.58%	331

22	BEST BUY, INC.		9	0.56%	221

23	MOVIE GALLERY, INC.		23	0.56%	137

24	STAGE STORES	Beall's, Palais Royal, Stages	20	0.55%	438

25	TOYS 'R' US		8	0.55%	304

	Total		448	23.65%	11,626

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2007	6.25%	6.71%	12.03%	13.54%	7.50%	7.41%
2008	11.42%	11.35%	23.96%	24.35%	14.14%	12.69%
2009	11.89%	12.49%	19.86%	18.97%	13.61%	13.15%
2010	12.52%	13.78%	13.09%	13.19%	12.62%	13.71%
2011	12.97%	14.30%	8.48%	9.81%	11.97%	13.83%
2012-2016	26.91%	26.17%	22.51%	20.12%	25.92%	25.53%
2017-2026	16.80%	14.32%	0.08%	0.02%	13.27%	12.90%

Leasing Production - New Leases and Renewals

		Number
		of		Increase
		Leases	Square Feet	in Base Rent
Three Months Ended
March 31, 2007
Retail		256	1,200	10.4%
Industrial		48	909	4.1%
Total		304	2,109	9.0%

Three Months Ended
March 31, 2006
Retail		243	940	10.9%
Industrial		50	908	4.1%
Total		293	1,848	9.5%

Average Minimum Rent per Square Foot

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006

Retail	$12.14	$12.12	$12.10	$11.69	$11.50
Industrial	$4.98	$4.91	$4.92	$4.80	$4.82

Occupancy	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006

Shopping Center Portfolio	95.4%	95.0%	95.0%	95.2%	94.9%
Industrial Portfolio	90.8%	91.2%	90.4%	89.5%	92.9%
Total Portfolio	94.4%	94.1%	94.0%	93.7%	94.4%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Three Months Ended 03/31/2007	$192,187	$68,700	$1,731	$15,534	$278,152
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Acquisition Summary		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Scottsdale Horizon	Scottsdale, AZ	10	01/22/07
Entrada De Oro	Tucson, AZ	89	01/22/07
Oracle Crossings	Tucson, AZ	254	01/22/07
Oracle Wetmore	Tucson, AZ	287	01/22/07
Cherokee Plaza	Atlanta, GA	99	01/25/07
Shoppes at Bears Path	Tucson, AZ	44	03/13/07
Madera Village	Tucson, AZ	97	03/13/07

		879			6.30%

Industrial

Lakeland Interstate Industrial Park I	Lakeland, FL	168	01/11/07

		168			6.00%

Office Buildings

Arcadia Biltmore Plaza (1)	Phoenix, AZ	24	01/31/07

		24			5.60%

Subtotal - Wholly Owned Acquisitions		1,071

Joint Venture Acquisitions

Shopping Centers

Sunrise West (25%)	Sunrise, FL	76	01/26/07
Cole Park Plaza (25%)	Chapel Hill, NC	82	02/01/07

		159			6.60%

Subtotal - Joint Venture Acquisitions		159			6.60%

Grand Total Acquisitions (Y-T-D)		1,230		$192,187	6.20%

(1) Acquired office building, a portion of which will be use to house company personnel.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Disposition Summary
		Sq. Ft.
		of Bldg. Area	Date	Sales	Weighted Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers
Southridge Plaza	Austin, TX	146	3/8/07

Subtotal - Shopping Centers		146			6.94%

Grand Total Operating Property Sales (Y-T-D)		146		$17,200	6.94%

Land and Merchant Development Sales

Lake Pointe Market Center	Rowlett (Dallas), Texas		2/2/07
Boswell Towne Center	Saginaw, Texas		1/18/07

Grand Total Land and Merchant Development Sales (Y-T-D)				$1,432

	Weingarten Realty Investors
	Properties Currently Under Development
	(in thousands at prorata share, except percentage)

					Total Square Feet
					of Building Area (1)		Spent	Spent
				Percent		WRI’s	Year-To-Date	Inception	Total Estimated Investment		Est. Final	Estimated
	Center Name	Location	Anchor	Ownership	Total	Share	2007	To Date	WRI Costs	Gross Costs	ROI %	Stabilization

1	Glenwood Meadows *	Glenwood Springs (Denver), Colorado	Target (O.B.O.)	42%	403	114	$ 251	$ 11,518	$ 11,518	$ 27,463		1Q '08
2	Buckingham Square	Aurora (Denver), Colorado	Target (O.B.O.)	50%	930	254	36	1,318	15,572	31,143		2010
3	River Point at Sheridan	Sheridan (Denver), Colorado	Target / Costco	50%	780	225	(16,407)	4,234	27,352	54,704		2009
4	Raintree Ranch	Chandler (Phoenix), Arizona	Whole Foods	100%	140	140	2,938	16,088	28,799	28,799		4Q '07
Total Western Region					2,253	734	(13,182)	33,158	83,241	142,110

5	Starr Plaza *	Rio Grande City, Texas	Beall's / H.E.B	50%	185	93	(5)	10,185	10,263	20,527		3Q '06
6	Sharyland Towne Crossing *	Mission, Texas	Target (O.B.O.) / H.E.B	50%	491	180	1,449	14,710	25,174	50,348		4Q '07
7	Market at Nolana *	McAllen, Texas	Wal-Mart (O.B.O.)	50%	263	30	234	3,110	5,252	10,504		2008
8	Market at Sharyland Place*	Mission, Texas	Kohl's	50%	106	53	(29)	1,650	2,747	5,495		2Q '08
9	North Sharyland Crossing*	Mission, Texas		50%	319	159	10	3,617	11,025	22,050		2008
Total Central Region					1,365	515	1,659	33,272	54,462	108,924

10	Phillips Landing	Orlando, Florida	Wal-Mart (O.B.O.)	100%	66	66	2,582	8,206	14,475	14,475		1Q '08
11	Ridgeway Trace	Memphis, Tennessee	Target	100%	334	196	737	28,295	55,731	55,731		2010
12	Waterford Village	Leland (Wilmington), North Carolina	Harris Teeter	75%	110	82	(135)	6,238	12,432	16,576		3Q '08
13	S. Fulton Town Center	Atlanta, Georgia	Wal-Mart (O.B.O.)	50%	487	151	9,037	9,037	24,454	48,907		2010
14	Phillips Crossing	Orlando, Florida	Whole Foods	100%	140	140	(209)	1,404	21,706	21,706		2008
15	Colonial Landing	Orlando, Florida	PetsMart / Bed, Bath & Beyond	50%	265	132	309	11,361	14,838	29,675		2008
Total Eastern Region					1,401	768	12,321	64,541	143,635	187,070

	Total 15 Properties currently Under Development to be held by WRI				5,019	2,017	$ 798	$ 130,971	$ 281,337	$ 438,104	9.5%

1	Village at Liberty Lake *	Liberty Lake (Spokane), Washington	Home Depot (O.B.O.)	50%	159	5	13	902	902	902		4Q '07
2	Jess Ranch Phase III *	Apple Valley (Los Angeles), California	Best Buy / Bed, Bath & Beyond	50%	194	97	5,112	5,112	22,181	44,361		2010
3	Laveen Village Phase II	Phoenix, Arizona	Home Depot (O.B.O.)	100%	196	57	4,018	13,532	13,532	13,532		2Q '07
4	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona	Hobby Lobby	100%	123	114	5,814	5,814	19,553	19,553		2009
5	Jess Ranch Marketplace*	Apple Valley (Los Angeles), California	Winco (O.B.O.)	50%	0	107	1,571	4,771	18,164	36,328		3Q '08
Total Western Region					673	379	16,528	30,131	74,332	114,677

6	North Towne Plaza	Brownsville, Texas	Lowe's (O.B.O.)	75%	333	162	74	5,092	22,106	29,474		2010
7	Westwood Center	San Antonio, Texas		100%	275	96	10,780	10,780	16,323	16,323		2010
8	Festival Plaza	Helotes (San Antonio), Texas		100%	257	49	38	807	7,643	7,643		2010
9	Gateway Station	Burleson (Fort Worth), Texas	Kohl's (O.B.O.)	70%	100	69	45	1,326	8,932	12,760		2009
10	Westover Square	San Antonio, Texas	Target (O.B.O.) / Lowe's (O.B.O.)	67%	60	0	6	3,058	3,911	5,838		2009
11	River Pointe Apartments II	Conroe (Houston), Texas	N/A	100%	217	217	5,209	8,869	14,756	14,756		2009
12	Rock Prairie Marketplace	College Station, Texas		100%	554	173	3,335	15,656	28,145	28,145		2011
13	Tomball Marketplace	Tomball (Houston), Texas	Academy (O.B.O.)	100%	337	242	3,796	20,888	38,952	38,952		2009
Total Central Region					2,133	1,008	23,283	66,476	140,768	153,891

14	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100%	71	69	95	3,389	8,612	8,612		2011
15	Southern Pines	Southern Pines, NC		100%	204	204	8,243	8,243	34,711	34,711		2010
16	Shoppes at Caveness Farms (Retail Tracts)	Wake Forest (Raleigh), North Carolina		100%	297	297	434	12,940	49,536	49,536		2008
17	Crabtree Towne Center	Raleigh, North Carolina		100%	256	256	19,319	19,318	108,385	108,385		2011
Total Eastern Region					828	826	28,091	43,890	201,244	201,244

	Total 17 proposed merchant build properties currently under development				3,633	2,213	$ 67,902	$ 140,497	$ 416,343	$ 469,811	8.8%

	Total 32 properties in various stages of development				8,652	4,230	$ 68,700	$ 271,468	$ 697,680	$ 907,915	9.1%

	* Unconsolidated Joint Venture

	O.B.O - Owned By Other

(1) Total Building Area square footage reflects 100% ownership including square feet that is owned by other. WRI's share of building area square footage reflects WRI's ownership percentage excluding square feet owned by other.

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Three Months Ended March 31,						Twelve Months Ended December 31,
	2007	%		2006	%		2006	%		2005	%		2004	%		2003	%

Western Region
California	$9,506	13.6	% $	9,338	14.8	% $	38,437	15.1	% $	36,715	15.4	% $	32,188	15.3	% $	26,178	14.7%
Nevada	5,529	7.9%		4,821	7.6%		19,170	7.5%		16,949	7.1%		13,208	6.3%		11,862	6.7%
Arizona	3,341	4.8%		2,500	4.0%		10,232	4.0%		9,926	4.2%		8,648	4.1%		8,038	4.5%
Colorado	1,836	2.6%		1,724	2.7%		7,679	3.0%		6,375	2.7%		6,378	3.0%		3,483	2.0%
New Mexico	1,573	2.2%		1,715	2.7%		6,523	2.6%		5,445	2.3%		4,268	2.0%		3,442	1.9%
Utah	605	0.9%		557	0.9%		2,224	0.9%		2,014	0.8%		1,763	0.8%		(2)	0.0%
Washington	272	0.4%		(1)	0.0%		207	0.1%		-	0.0%		-	0.0%		-	0.0%
Oregon	90	0.1%		-	0.0%		34	0.0%		-	0.0%		-	0.0%		-	0.0%
Total Western Region	22,752	32.5%		20,654	32.7%		84,506	33.2%		77,424	32.5%		66,453	31.5%		53,001	29.8%

Central Region
Texas	$20,734	29.6	% $	21,435	33.9	% $	79,249	31.1	% $	82,122	34.4	% $	73,420	34.9	% $	75,289	42.3%
Louisiana	2,050	2.9%		1,648	2.6%		7,144	2.8%		8,673	3.6%		12,023	5.7%		6,640	3.7%
Arkansas	560	0.8%		522	0.8%		2,183	0.9%		3,481	1.5%		1,823	0.9%		1,288	0.7%
Kansas	414	0.6%		200	0.3%		1,241	0.5%		1,049	0.4%		1,548	0.7%		1,785	1.0%
Missouri	327	0.5%		319	0.5%		1,238	0.5%		1,334	0.6%		1,383	0.7%		1,425	0.8%
Oklahoma	165	0.2%		147	0.2%		513	0.2%		436	0.2%		585	0.3%		540	0.3%
Mississippi	-	0.0%		(24)	0.0%		(6)	0.0%		(1)	0.0%		-	0.0%		(15)	0.0%
Illinois	-	0.0%		-	0.0%		-	0.0%		-	0.0%		-	0.0%		-	0.0%
Total Central Region	24,250	34.6%		24,247	38.3%		91,562	36.0%		97,094	40.7%		90,782	43.2%		86,952	48.8%

Eastern Region
Florida	$12,045	17.1	% $	9,753	15.4	% $	41,807	16.3	% $	34,013	14.2	% $	30,224	14.4	% $	23,810	13.4%
North Carolina	5,037	7.1%		4,337	6.9%		17,274	6.8%		14,074	5.9%		11,038	5.3%		8,398	4.7%
Georgia	3,724	5.3%		1,965	3.1%		9,923	3.9%		8,042	3.4%		5,868	2.8%		2,097	1.2%
Kentucky	1,131	1.6%		931	1.5%		4,112	1.6%		3,440	1.4%		1,507	0.7%		-	0.0%
Tennessee	1,091	1.6%		1,279	2.0%		5,069	2.0%		4,312	1.8%		3,949	1.9%		3,358	1.9%
Maine	60	0.1%		51	0.1%		224	0.1%		350	0.1%		318	0.2%		409	0.2%
South Carolina	48	0.1%		13	0.0%		154	0.1%		-	0.0%		-	0.0%		-	0.0%
Total Eastern Region	23,136	32.9%		18,329	29.0%		78,563	30.8%		64,231	26.8%		52,904	25.3%		38,072	21.4%

Total Operating Income	$70,138	100.0	% $	63,230	100.0	% $	254,631	100.0	% $	238,749	100.0	% $	210,139	100.0	% $	178,025	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships, which are included at

100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Net Asset Value

(in thousands) except per share amount

Assumed Capitalization Rate	6.0%

Net Operating Income (1)	$446,557
Market Value: Operating Properties	7,431,176

New Development (2)	613,854

Value of Outside Fee Income (3)	13,596
Value of Interest Income (4)	55,120

Value of Other Assets (5)	255,807

Gross Market Value of Assets	8,369,552

Debt Outstanding	(2,964,248)
Other Liabilities & Preferred Stock	(463,237)

Net Market Value of Assets	4,942,067

Weighted Average Shares Outstanding - Diluted	89,809

Net Asset Value per Share	$55.03

Current Stock Price (close of business 4/22/2007)	$ 47.85

Price / Net Asset Value	87.0%

Stock Price Discount	-13.0%

Region	Weighted Cap Rate
Western Region	5.6%
Central Region	6.3%
Eastern Region	5.9%

(1) Projected 2007 stabilized/annualized net operating income adjusted for dispositions, new development property not yet stabilized and other real estate assests. Includes prorata portion of joint venture net operating income.
(2) New developments are valued at the present value of the projected NOI upon completion, capped at 6.0% (assumed market value) less our investment in the development.
(3) Net of expenses at a 15x multiple
(4) Valued at a 20% cap rate
(5) Includes accrued rents, accounts/notes receivables, cash and cash equivalents, unimproved land, other prepaid expense and other assets, all at cost.

Note: This is a net asset value and not an enterprise value, as we have not placed a value on the "platform".

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Houston and Harris County, Total					5,960,000	184,000	660,000	6,804,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart				56,000	0	0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)				36,000	0	86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall’s +				35,000	0	0	35,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s				103,000	0	0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA				184,000	0	0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall’s, SteinMart, Palais Royal, Cost Plus, Barnes & Noble				408,000	0	0	408,000
Crestview, Bissonnet at Wilcrest	Creative Connection				9,000	0	0	9,000
Cullen Place, Cullen at Reed	C&R Beauty Supply				7,000	0	0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire				85,000	0	0	85,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us				191,000	0	97,000	288,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service				113,000	0	0	113,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar				78,000	0	0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +				30,000	0	0	30,000
Fondren/West Airport, Fondren at W. Airport	Save-A-Lot				62,000	0	0	62,000
Glenbrook Square, Telephone Road	Kroger +, Blockbuster				76,000	0	0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends				80,000	0	0	80,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes				93,000	0	0	93,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen’s				72,000	0	0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s				180,000	0	99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA				164,000	0	0	164,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	(1)			25,000	25,000	0	50,000
Landmark, Gessner at Harwin	Family Dollar				56,000	0	0	56,000
Lawndale, Lawndale at 75th St.	Family Dollar				54,000	0	0	54,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores				117,000	0	0	117,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes				68,000	0	0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Foods Market				87,000	0	0	87,000
Northbrook Center, Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree				174,000	0	0	174,000
North Main Square, Pecore at N. Main	O’Reilly Autoparts				19,000	0	0	19,000
North Oaks, F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Big Lots, DSW, Half Price Books, Anna's Linens, Mardel's Christian Bookstore				425,000	0	0	425,000
North Triangle , I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island				16,000	0	0	16,000
Northway, Northwest Fwy. at 34th	Conn’s, Academy, Office Max, Goodwill				209,000	0	0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	(1)		(3)	134,000	45,000	120,000	299,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree				164,000	0	0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar				74,000	0	0	74,000
Randall's /Cypress Station, F.M. 1960 at I-45	David’s Bridal, Randalls				141,000	0	0	141,000
Randall's /Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall’s, CVS/pharmacy				128,000	0	0	128,000
Randall's /Norchester, Grant at Jones	Randall’s +				108,000	0	0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus				33,000	0	58,000	91,000
River Oaks East, W. Gray at Woodhead	Kroger +				71,000	0	0	71,000
River Oaks West, W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap				235,000	0	0	235,000
Sheldon Forest North , North, I-10 at Sheldon	Family Dollar	(1)			22,000	0	0	22,000
Sheldon Forest South , North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	(1)			38,000	38,000	0	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s Linens	(1)			176,000	76,000	0	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar				125,000	0	0	125,000
Spring Plaza, Hammerly at Campbell	Seller Bros., Family Dollar				56,000	0	0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries				193,000	0	100,000	293,000
Stella Link , Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet				68,000	0	0	68,000
Studemont, Studewood at E. 14th St	Fiesta +				28,000	0	0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta +				97,000	0	0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +				132,000	0	0	132,000
Village Arcade, University at Kirby	Gap, Talbot’s, Baby Gap				191,000	0	0	191,000
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only				67,000	0	0	67,000
Westchase Center, Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco				236,000	0	100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens				131,000	0	0	131,000

Texas (Excluding Houston & Harris Co.), Total					7,225,000	529,000	1,886,000	9,640,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree				129,000	0	0	129,000
Coronado, 34th St. at Wimberly Dr., Amarillo	Blockbuster				48,000	0	0	48,000
Puckett Plaza, Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy, Gold's Gym				133,000	0	0	133,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot				193,000	0	0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call				245,000	0	109,000	354,000
Calder, Calder at 24th St., Beaumont	Vacant				34,000	0	0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	(1)		(3)	70,000	70,000	98,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	(1)		(3)	16,000	8,000	59,000	83,000
Phelan, Phelan at 23rd St, Beaumont	Vacant				12,000	0	0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General				34,000	0	0	34,000
Westmont, Dowlen at Phelan, Beaumont	Talbot’s, Ashley Furniture				98,000	0	0	98,000
North Towne Plaza, U.S. 77 and 83 at SHFM 802, Brownsville (75%)	Vacant		(2)		0	0	0	0
Gateway Station, I-35W and McAlister Rd., Burleson (70%)	Vacant	(1)	(2)		0	0	0	0
Lone Star Pavilions, Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble				107,000	0	0	107,000
Rock Prairie Marketplace, Rock Prairie Rd. at Hwy. 6, College Station	Vacant		(2)		0	0	0	0
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco, Anna's Linens				317,000	0	0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O), Incredible Pizza (O.B.O.)		(2)		45,000	0	145,000	190,000

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Texas (Excluding Houston & Harris Co.) Continued
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby				373,000	0	162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s				117,000	0	0	117,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)				23,000	0	52,000	75,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)				31,000	0	52,000	83,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture				353,000	0	110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics				116,000	0	0	116,000
Broadway , Broadway at 59th St., Galveston	Big Lots, Family Dollar				76,000	0	0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal				210,000	0	0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan’s				28,000	0	0	28,000
Festival Plaza, Helotes, TX	Vacant		(2)		0	0	0	0
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)				115,000	0	136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General				15,000	0	31,000	46,000
North Creek Plaza, Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s				245,000	0	206,000	451,000
Plantation Centre, Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster				135,000	0	0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse				127,000	0	0	127,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples				151,000	0	0	151,000
Northtown Plaza, 1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar				74,000	0	0	74,000
Town and Country, 4th St. at University, Lubbock	Hasting’s Records & Books				51,000	0	0	51,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture				257,000	0	0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us				179,000	0	0	179,000
South 10th St. HEB, S. 10th St. at Houston St., McAllen	H.E.B. +	(1)		(3)	52,000	52,000	0	104,000
Las Tiendas Plaza, Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	(1)		(3)	144,000	144,000	242,000	530,000
Market at Nolana, Nolana Ave and 29th St., McAllen	Vacant	(1)	(2)	(3)	0	0	0	0
Northcross, N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	(1)		(3)	38,000	38,000	0	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	(1)		(3)	8,000	8,000	0	16,000
Market at Sharyland Place, U.S. Expressway 83 and Shary Road, Mission	Vacant	(1)	(2)	(3)	0	0	0	0
Sharyland Towne Crossing, Shary Rd. at Hwy. 83, Mission	Target(O.B.O), H.E.B, TJ Maxx, Petco, Office Depot	(1)	(2)	(3)	81,000	81,000	0	162,000
North Sharyland Crossing, Shary Rd. at North Hwy. 83, Mission	Vacant	(1)	(2)	(3)	0	0	0	0
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General				116,000	0	65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning				190,000	0	0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Family Dollar				33,000	0	0	33,000
Starr Plaza, U.S. Hwy. 83 at Bridge St., Rio Grande City	H.E.B.+, Beall’s, Dollar General	(1)	(2)	(3)	87,000	87,000	0	174,000
Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s				209,000	0	0	209,000
Plaza, Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only, CVS	(1)			41,000	41,000	0	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal				104,000	0	0	104,000
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)				38,000	0	81,000	119,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)				24,000	0	62,000	86,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens				312,000	0	176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B.				66,000	0	0	66,000
Parliament Square, W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center				120,000	0	0	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B., Beall’s, Tuesday Morning				163,000	0	0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree				90,000	0	0	90,000
Westover Square, 151 and Ingram, San Antonio (67%)	Vacant	(1)	(2)		0	0	0	0
Westwood Center, Culebra Road and Westwood Loop, San Antonio	Vacant		(2)		0	0	0	0
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies “R” Us, Conn’s, Michael’s, Office Depot, Home Depot				410,000	0	0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture				345,000	0	0	345,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army				97,000	0	0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King				27,000	0	0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree				97,000	0	100,000	197,000
Tomball Marketplace, FM 2920 and Future 249, Tomball	Academy, Ltd. (O.B.O.)		(2)		0	0	0	0
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart				60,000	0	0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet				116,000	0	0	116,000

Florida, Total					4,891,000	1,618,000	784,000	7,293,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen				117,000	0	0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy				273,000	0	0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning				132,000	0	48,000	180,000
Shoppes at Paradise Isle, 34940 Emerald Coast Pkwy, Destin (25%)	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	(1)		(3)	43,000	129,000	0	172,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy				365,000	0	0	365,000
Indian Harbour Place, East Eau Gallie Boulevard, Indian Harbour Beach (25%)	Beall's, Publix	(1)		(3)	41,000	123,000	0	164,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics				305,000	0	0	305,000
TJ Maxx Plaza, 117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +				162,000	0	0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)				378,000	0	198,000	576,000
Palm Lakes Plaza, Atlantic Boulevard and Rock Island Road, Maragate (20%)	Publix +, CVS/Pharmacy	(1)		(3)	23,000	91,000	0	114,000

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Florida Continued
Lake Washington Crossing, Wickham Rd. at Lake Washington Rd., Melbourne (25%)	Publix +, Beall’s Outlet Stores	(1)		(3)	30,000	89,000	0	119,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +				112,000	0	0	112,000
Kendall Corners, Kendall Drive and SW 127th Avenue, Miami (20%)	City Furniture	(1)		(3)	19,000	77,000	0	96,000
South Dade, South Dixie Highway and Eureka Drive, Miami (20%)	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	(1)		(3)	44,000	176,000	0	220,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy				111,000	0	0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen				235,000	0	0	235,000
Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco				488,000	0	0	488,000
Colonial Landing, East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, Petsmart, Jo Ann Fabrics, Sports Authority	(1)	(2)		133,000	133,000	0	266,000
International Drive Value Center, International Drive and Touchstone Drive, Orlando (20%)	Bed Bath & Beyond, Ross, TJ Maxx, Old Navy	(1)		(3)	37,000	149,000	0	186,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)				97,000	0	65,000	162,000
Phillips Crossing, Interstate 4 and Sand Lake Road, Orlando	Whole Foods		(2)		0	0	0	0
Phillips Landing, Turkey Lake Rd., Orlando	Wal-Mart (O.B.O)		(2)		0	0	0	0
The Marketplace at Dr. Phillips, Dr. Phillips Boulevard and Sand Lake Road, Orlando (20%)	Albertsons +, Stein Mart, Office Depot, Home Goods	(1)		(3)	66,000	262,000	0	328,000
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)				68,000	0	183,000	251,000
Alafaya Square, Alafaya Trail, Oviedo (20%)	Publix +	(1)		(3)	35,000	141,000	0	176,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster				99,000	0	0	99,000
East Lake Woodlands, East Lake Road and Tampa Road, Palm Harbor (20%)	Publix +, Walgreens	(1)		(3)	29,000	116,000	0	145,000
Shoppes at Parkland, Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club				146,000	0	0	146,000
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College				257,000	0	105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness				316,000	0	0	316,000
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +				69,000	0	0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +				108,000	0	0	108,000
Quesada Commons, Quesada Avenue and Toledo Blade Boulevard, Port Charlotte (25%)	Publix +	(1)		(3)	15,000	44,000	0	59,000
Shoppes of Port Charlotte, Toledo Blade Boulevard and Tamiami Trail, Port Charlotte (25%)	Petco	(1)		(3)	10,000	31,000	0	41,000
Marketplace at Seminole Towne Center, Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Target (O.B.O.)				309,000	0	185,000	494,000
Sunrise West Shopping Center, West Commercial Drive and NW 91st Avenue, Sunrise (25%)	Publix +	(1)			19,000	57,000	0	76,000
Venice Pines, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +				97,000	0	0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse				103,000	0	0	103,000

California, Total					3,556,000	0	457,000	4,013,000
Jess Ranch Marketplace, Bear Valley Road at Jess Ranch Parkway, Apple Valley	Winco Foods (O.B.O.), Mervyns, Petsmart	(1)	(2)	(3)	0	0	0	0
Jess Ranch Phase III, Bear Valley Road at Jess Ranch Parkway, Apple Valley	Vacant	(1)	(2)	(3)	0	0	0	0
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video				71,000	0	0	71,000
Southampton Center, IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video				162,000	0	0	162,000
580 Market Place, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, PETCO				100,000	0	0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree				320,000	0	0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralphs +				91,000	0	0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples				111,000	0	0	111,000
Freedom Centre, Freedom Blvd. At Airport Blvd., Watsonville	Rite Aide, Big Lots. Safeway				151,000	0	0	151,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness				195,000	0	0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s				85,000	0	0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less				124,000	0	124,000	248,000
Marshalls Plaza, McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center				79,000	0	0	79,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long’s Drug Store				228,000	0	0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture (O.B.O.)				121,000	0	131,000	252,000
Ralphs Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +				67,000	0	0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video				76,000	0	0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster				93,000	0	0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley’s +				134,000	0	0	134,000
Valley, Franklin Boulevard and Mack Road, Sacramento	Rayley's +, Hollywood Video (O.B.O.)				98,000	0	5,000	103,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)				131,000	0	65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U				151,000	0	87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness				121,000	0	0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.), Blockbuster				36,000	0	45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video				199,000	0	0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid				85,000	0	0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster				116,000	0	0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco				411,000	0	0	411,000

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Louisiana, Total					1,792,000	400,000	866,000	3,058,000
Seigen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco				155,000	0	194,000	349,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney				137,000	0	0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million				227,000	0	0	227,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion				133,000	0	125,000	258,000
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster				29,000	0	73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette (20%)	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million, Stage	(1)		(3)	34,000	134,000	175,000	343,000
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster				141,000	0	0	141,000
Conn's Building, Ryan at 17th St., Lake Charles	Planet Pets				23,000	0	0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s				207,000	0	0	207,000
K-Mart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	(1)		(3)	105,000	105,000	0	210,000
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond				127,000	0	125,000	252,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million				171,000	0	0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans	Vacant				5,000	0	0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse				144,000	0	0	144,000
University Place, 70th St. at Youree Dr., Shreveport (20%)	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	(1)		(3)	41,000	161,000	174,000	376,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends				113,000	0	0	113,000

Nevada, Total					2,751,000	122,000	626,000	3,499,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)				67,000	0	144,000	211,000
Best in the West, Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority				437,000	0	0	437,000
Charleston Commons, Charleston and Nellis, Las Vegas	Wal-Mart, Roos, Office Max, 99 Cents Only				338,000	0	0	338,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery				116,000	0	32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx				152,000	0	56,000	208,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree				149,000	0	0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness				410,000	0	0	410,000
Rancho Towne & Country, Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +				87,000	0	0	87,000
Tropicana Beltway, Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	(1)		(3)	122,000	122,000	394,000	638,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar				143,000	0	0	143,000
Westland Fair North, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels				566,000	0	0	566,000
College Park S.C., E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug				164,000	0	0	164,000

North Carolina, Total					2,571,000	134,000	743,000	3,448,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +				157,000	0	0	157,000
Harrison Pointe, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples				124,000	0	0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +				90,000	0	0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +				78,000	0	0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s				80,000	0	0	80,000
Chatham Crossing, US 15/501 at Plaza Dr., Chapel Hill (25%)	Lowes Food +, CVS/Pharmacy	(1)		(3)	24,000	72,000	0	96,000
Cole Park Plaza, US 15/501 and Plaza Dr., Chapel Hill (25%)	Dollar General	(1)			20,000	62,000	0	82,000
Galleria, Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes				108,000	0	208,000	316,000
Johnston Road Plaza, Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+				80,000	0	0	80,000
Steele Creek Crossing, York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s				77,000	0	0	77,000
Whitehall Commons, NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)				33,000	0	403,000	436,000
Bull City Market, Broad St. at West Main St., Durham	Whole Foods Market +				43,000	0	0	43,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +				134,000	0	0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s				58,000	0	0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster				60,000	0	0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	(1)	(2)		0	0	0	0
Pinecrest Plaza, Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s				250,000	0	0	250,000
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +				117,000	0	0	117,000
Crabtree Towne Center , Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	Vacant		(2)		0	0	0	0
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)				103,000	0	86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +				114,000	0	0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +				86,000	0	0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond				468,000	0	0	468,000
Little Brier Creek, Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food, (O.B.O.)				17,000	0	46,000	63,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s				188,000	0	0	188,000
Southern Pines, U.S. 15-501 and Bruce Wood Rd, Southern Pines	Vacant		(2)		0	0	0	0
Surf City Crossing, Highway 17 and Highway 210, Surf City	Vacant		(2)		0	0	0	0
Heritage Station, Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +				62,000	0	0	62,000
The Shoppes at Caveness Farms, Capitol Boulevard and Caveness Farms Avenue, Wake Forest	Vacant		(2)		0	0	0	0

Arizona, Total					2,093,000	0	890,000	2,983,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)				104,000	0	66,000	170,000
Raintree Ranch, Ray Road at Price Road, Chandler	Whole Foods		(2)		0	0	60,000	60,000

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Arizona Continued
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond				162,000	0	0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco				93,000	0	123,000	216,000
Arrowhead Festival S.C., 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)				30,000	0	147,000	177,000
Fry's Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)				9,000	0	65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)				46,000	0	58,000	104,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear				70,000	0	136,000	206,000
The Shoppes at Parkwood Ranch, Southern Avenue and Signal Butte Road, Mesa	Vacant		(2)		0	0	0	0
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max				135,000	0	100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)		(2)		43,000	0	72,000	115,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Blockbuster				74,000	0	0	74,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Basha's, Blockbuster				61,000	0	0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree				105,000	0	0	105,000
Scottsdale Horizon, Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill				10,000	0	0	10,000
Fry's Valley Plaza, S. McClintock at E. Southern, Tempe	Basha’s +				145,000	0	0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware				83,000	0	0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree				152,000	0	0	152,000
Entrada de Oro, Magee Road and Oracle Road, Tucson	Walmart				89,000	0	20,000	109,000
Madera Village, Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway, Walgreen's, Ace Hardware				97,000	0	11,000	108,000
Oracle Crossings, Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market, Peter Piper Pizza				254,000	0	10,000	264,000
Oracle Wetmore, Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens				287,000	0	0	287,000
Shoppes at Bears Path, Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.)				44,000	0	22,000	66,000

New Mexico, Total					1,076,000	0	397,000	1,473,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar				118,000	0	0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders				103,000	0	0	103,000
Pavillions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things				196,000	0	0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)				84,000	0	334,000	418,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	Walmart				326,000	0	0	326,000
De Vargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists				249,000	0	63,000	312,000

Colorado, Total					1,023,000	782,000	953,000	2,758,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	(1)		(3)	173,000	173,000	182,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	(1)			10,000	10,000	39,000	59,000
Buckingham Square, Mississippi at Havana, Aurora	Vacant	(1)	(2)		0	0	0	0
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway (O.B.O.), Ross Dress For Less, Target (O.B.O.)				84,000	0	177,000	261,000
Uintah Gardens, NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s, Walgreens, Petco				212,000	0	0	212,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	(1)		(3)	23,000	23,000	58,000	104,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	(1)		(3)	39,000	39,000	53,000	131,000
Gold Creek, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	(1)			13,000	13,000	54,000	80,000
CityCenter Englewood, S. Santa Fe at Hampden Ave., Englewood (51%)	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	(1)			111,000	106,000	90,000	307,000
Glenwood Meadows, Midland Ave. at W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco, Lowe's	(1)	(2)	(3)	113,000	162,000	126,000	401,000
Highlands Ranch University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	(1)		(3)	35,000	53,000	0	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (51%)	King Sooper’s	(1)			56,000	53,000	0	109,000
River Point at Sheridan, Highway 77 and Highway 88, Sheridan	Vacant	(1)	(2)		0	0	0	0
Thorncreek Crossing, Washington St. at 120th St., Thornton (51%)	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	(1)			108,000	104,000	174,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	(1)			46,000	46,000	0	92,000

Kansas, Total					251,000	0	0	251,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory				135,000	0	0	135,000
Kohl's, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store				116,000	0	0	116,000

Oklahoma, Total					174,000	0	0	174,000
Market Boulevard , E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme				36,000	0	0	36,000
Town and Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware				138,000	0	0	138,000

Arkansas, Total					355,000	0	0	355,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory				127,000	0	0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree				178,000	0	0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart				50,000	0	0	50,000

Tennessee, Total					656,000	0	0	656,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival				179,000	0	0	179,000
Mendenhall Commons, South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +, Petco, Dollar Tree, Shoe Carnival				80,000	0	0	80,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior				229,000	0	0	229,000
Highland Square, Summer at Highland, Memphis	Walgreen’s				14,000	0	0	14,000
Ridgeway Trace, Memphis	Vacant		(2)		0	0	0	0
Summer Center, Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less				154,000	0	0	154,000

Weingarten Realty Investors
Property Listing at March 31, 2007

					Gross Leasable Area
					WRI
Center and Location	Anchors				Owned	J.V.	O.B.O	Total

Missouri, Total					231,000	28,000	0	259,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks, Michael’s, Sears				203,000	0	0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	(1)		(3)	28,000	28,000	0	56,000

Georgia, Total					1,550,000	0	716,000	2,266,000
Lakeside Marketplace, Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Target (O.B.O)				148,000	0	174,000	322,000
Camp Creek Marketplace II, Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City				196,000	0	0	196,000
Cherokee Plaza, Peachtree Road and Colonial Drive, Atlanta	Kroger +				99,000	0	0	99,000
Publix at Princeton Lakes, Carmia Drive and Camp Creek Drive, Atlanta	Publix +, Hollywood Video				68,000	0	0	68,000
Brookwood Square, East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot				253,000	0	0	253,000
Dallas Commons, US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)				25,000	0	70,000	95,000
Reynolds Crossing, Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)				46,000	0	70,000	116,000
Thompson Bridge Commons, Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +				78,000	0	0	78,000
Grayson Commons, Grayson Hwy at Rosebud Rd., Grayson	Kroger +				77,000	0	0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy at Five Forks Trickum Rd., Lawrenceville	Publix +				148,000	0	0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +				73,000	0	0	73,000
Brownsville Commons, Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)				28,000	0	54,000	82,000
Roswell Corners, Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)				145,000	0	174,000	319,000
Brookwood Marketplace, Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Target (O.B.O)				166,000	0	174,000	340,000
South Fulton Town Center, NWC South Fulton Parkway @ Hwy 92, Union City	Vacant	(1)	(2)		0	0	0	0

Utah, Total					292,000	45,000	296,000	633,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree, Office Depot	(1)		(3)	22,000	45,000	133,000	200,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid				94,000	0	40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City				176,000	0	123,000	299,000

Illinois, Total					273,000	0	121,000	394,000
Lincoln Place, Hwy. 59, Fairview Heights	Lowe’s (O.B.O.), Kohl’s Department Store				103,000	0	121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshall’s, Old Navy, Linens ‘N Things, Ultimate Electronics				170,000	0	0	170,000

Maine, Total					154,000	51,000	0	205,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	(1)			154,000	51,000	0	205,000

Kentucky, Total					607,000	0	76,000	683,000
Millpond Center, Boston at Man O’War, Lexington	Kroger +				117,000	0	27,000	144,000
Tates Creek, Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid				185,000	0	0	185,000
Regency Shopping Centre, Nicholasville Rd.& West Lowry Lane, Lexington	Kroger (O.B.O.) +, T.J. Maxx, Michaels				136,000	0	0	136,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)				169,000	0	49,000	218,000

Washington, Total					87,000	332,000	198,000	617,000
Village at Liberty Lake, E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Home Depot (O.B.O)	(1)	(2)	(3)	5,000	5,000	133,000	143,000
Mukilteo Speedway Center, Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood (20%)	Food Emporium, Bartell Drugs	(1)		(3)	18,000	72,000	0	90,000
Meridian Town Center, Meridian Avenue East and 132nd Street East, Puyallup (20%)	JoAnn's, Safeway + (O.B.O)	(1)		(3)	16,000	62,000	65,000	143,000
South Hill Center, 43rd Avenue Southwest and Meridian Street South, Puyallup (20%)	Best Buy, Bed Bath & Beyond, Ross	(1)		(3)	27,000	107,000	0	134,000
Rainer Square Plaza, Rainer Avenue South and South Charleston Street, Seattle (20%)	Safeway +, Long's Drugs	(1)		(3)	21,000	86,000	0	107,000

Oregon Total					23,000	92,000	62,000	177,000
Clackamas Square, SE 82nd Avenue and SE Causey Avenue, Portland (20%)	TJ Maxx, Winco Foods (O.B.O)	(1)		(3)	15,000	60,000	62,000	137,000
Raleigh Hills Plaza, SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland (20%)	Walgreens, New Seasons Market	(1)		(3)	8,000	32,000	0	40,000

South Carolina, Total					22,000	65,000	0	87,000
Fresh Market Shoppes, 890 William Hilton Head Pkwy, Hilton Head (25%)	The Fresh Market +	(1)		(3)	22,000	65,000	0	87,000

INDUSTRIAL

Houston and Harris County, Total					3,186,000	1,916,000	0	5,102,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.				158,000	0	0	158,000
Blankenship Building, Kempwood Drive	Classic Printers				59,000	0	0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock, Harris County Appraisal District, Surgeon's Management				133,000	0	0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.				175,000	0	0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.				103,000	0	0	103,000
Claywood Industrial Park, Clay at Hollister	Academy, Ltd.				330,000	0	0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.				73,000	0	0	73,000
Jester Plaza Office Service Center, West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation				101,000	0	0	101,000

Weingarten Realty Investors
Property Listing at March 31, 2007

				Gross Leasable Area
				WRI
Center and Location	Anchors			Owned	J.V.	O.B.O	Total

Houston and Harris County Continued
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services			113,000	0	0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services, Veritas	(1)	(3)	41,000	166,000	0	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	(1)	(3)	51,000	202,000	0	253,000
Navigation Business Park, Navigation at N. York (20%)	Packwell, Inc.	(1)	(3)	48,000	190,000	0	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	(1)	(3)	61,000	243,000	0	304,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	(1)	(3)	60,000	240,000	0	300,000
Railwood Industrial Park, Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Houston Central Industries, Inc., Smart Transportation Services			616,000	0	0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	Bison Building Materials	(1)	(3)	100,000	398,000	0	498,000
South Loop Business Park, S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	(1)	(3)	46,000	46,000	0	92,000
Southport Business Park 5, South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.			161,000	0	0	161,000
Southwest Park II Service Center, Rockley Road	Bioassay Laboratory, Inc.			68,000	0	0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	PYPSA International, Ltd; Aztec Facility Services, Inc.			111,000	0	0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron’s Office Furniture, Computize, Inc.			129,000	0	0	129,000
West 10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.			83,000	0	0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Welltec, Inc., Mobrey, Inc.			119,000	0	0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies			34,000	0	0	34,000
610 and 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp.			105,000	0	0	105,000
610 and 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	(1)	(3)	49,000	195,000	0	244,000
610/288 Business Park , Cannon Street (20%)	Packwell, Inc.	(1)	(3)	59,000	236,000	0	295,000

Texas (excluding Houston & Harris Co.), Total				3,879,000	0	0	3,879,000
Midpoint I-20 Distribution Center, New York Avenue and Arbrook Boulevard, Arlington	Airborne Express, INX International			253,000	0	0	253,000
Randol Mill Place, Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Becker-Parkin Dental Supply Company, Inc.			55,000	0	0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	Digital Transaction Group, Inc.			27,000	0	0	27,000
Corporate Center Park I and II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp, Apria Healthcare, Inc.			117,000	0	0	117,000
Oak Hills Industrial Park, Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc., Honeywell			90,000	0	0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark			54,000	0	0	54,000
Southpark A,B,C, East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc.			78,000	0	0	78,000
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd., The Closet Factory			54,000	0	0	54,000
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	RDA Promart, Allstate			59,000	0	0	59,000
1625 Diplomat Drive, SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.			106,000	0	0	106,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource, Luxury of Leather			141,000	0	0	141,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services			223,000	0	0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., AWC			106,000	0	0	106,000
Northaven Business Center, Northaven Rd., Dallas	Dillon Gage, Quality Conservation Services, Inc.			151,000	0	0	151,000
Northeast Crossing Office/Service Center, East N.W. Hwy. at Shiloh, Dallas	Capital Title; Surgery Center of Garland, LLC			79,000	0	0	79,000
Northwest Crossing Office/Service Center, N.W. Hwy. at Walton Walker, Dallas	Corvette World			127,000	0	0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.			111,000	0	0	111,000
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P., Global Industries Southwest			203,000	0	0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Furniture Marketing Group			265,000	0	0	265,000
McGraw Hill Distribution Center, 420 E. Danieldale Rd, DeSoto	McGraw Hill			418,000	0	0	418,000
Freeport Commerce Center, Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.			51,000	0	0	51,000
Central Plano Business Park, Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.			138,000	0	0	138,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Interceramic Tile, Germaire Distributors			78,000	0	0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store			101,000	0	0	101,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports, PPG Industries, Janitrol			218,000	0	0	218,000
Isom Business Park, 919-981 Isom Road, San Antonio	Gandi Innovations, Wells Fargo Bank			175,000	0	0	175,000
O'Connor Road Business Park, O’Connor Road, San Antonio	Ingersoll Rand , TD Industries			150,000	0	0	150,000
Freeport Business Center, 13215 N. Promenade Blvd., Stafford	Fairfield Industries, Delphi Corporation, Gurtwitch Products			251,000	0	0	251,000

Georgia, Total				956,000	612,000	0	1,568,000
Atlanta Industrial Park II & VI, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction			552,000	0	0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta (20%)	Sears Logistics Services, Inc.	(1)	(3)	81,000	322,000	0	403,000
Southside Industrial Parkway, Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services			72,000	0	0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company			178,000	0	0	178,000
6485 Crescent Drive, I-85 at Jimmy Carter Blvd., Norcross (20%)	Zurn, Pax Industries, Inc.	(1)	(3)	73,000	290,000	0	363,000

Tennessee, Total				685,000	457,000	0	1,142,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis (20%)	Joseph T. Ryerson & Son, Inc.	(1)	(3)	32,000	129,000	0	161,000
Outland Business Center, Outland Center Dr., Memphis (20%)	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne & Nagel, Inc.	(1)	(3)	82,000	328,000	0	410,000
Southpoint I & II, Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar			571,000	0	0	571,000

Florida, Total				1,664,000	0	0	1,664,000
Lakeland Industrial Center, I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix			600,000	0	0	600,000
Lakeland Interstate Industrial Park I, Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.			168,000	0	0	168,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.			159,000	0	0	159,000
Hopewell Industrial Center, Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors			224,000	0	0	224,000
Tampa East Industrial Portfolio, 1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes			513,000	0	0	513,000

Weingarten Realty Investors
Property Listing at March 31, 2007

				Gross Leasable Area
				WRI
Center and Location	Anchors			Owned	J.V.	O.B.O	Total

California, Total				462,000	581,000	0	1,043,000
1725 Dornoch, Donroch Court, San Diego	Vacant			112,000	0	0	112,000
1855 Dornoch, Donroch Court, San Diego	Vacant			205,000	0	0	205,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego (20%)	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., New Wave Logistics (USA) Inc.	(1)	(3)	145,000	581,000	0	726,000

OFFICE BUILDINGS

Houston and Harris County, Total				140,000	0	0	140,000
1919 North Loop West, Hacket Drive at West Loop 610 North	State of Texas			140,000	0	0	140,000

Arizona, Total				24,000	0	0	24,000
Arcadia Biltmore Plaza, Campbell Ave. at North 36th St., Phoenix	Endurance Rehab			24,000	0	0	24,000

UNIMPROVED LAND

Houston & Harris County, Total				2,402,000			2,402,000
Bissonnet at Wilcrest				175,000			175,000
Citadel Plaza at 610 North Loop				137,000			137,000
East Orem				122,000			122,000
Kirkwood at Dashwood Drive				322,000			322,000
Mesa Road at Tidwell				901,000			901,000
Northwest Freeway at Gessner				422,000			422,000
Redman at West Denham				17,000			17,000
West Little York at Interstate 45				161,000			161,000
West Loop North at Interstate 10				145,000			145,000

Texas (excluding Houston & Harris Co.), Total				1,149,000			1,149,000
River Pointe Drive at Interstate 45, Conroe				618,000			618,000
NEC of US Hwy 380 & Hwy 75, McKinney				87,000			87,000
9th Ave. at 25th St., Port Arthur				243,000			243,000
Highway 3 at Highway 1765, Texas City				201,000			201,000

Louisiana, Total				462,000			462,000
U.S. Highway 171 at Parish, DeRidder				462,000			462,000

North Carolina, Total				1,750,000			1,750,000
The Shoppes at Caveness Farms				1,750,000			1,750,000

Weingarten Realty Investors
Property Listing at March 31, 2007

		NUMBER OF	WRI			TOTAL
ALL PROPERTIES-BY LOCATION		PROPERTIES	OWNED	J.V.	O.B.O.	SQ FTG

Grand Total		405	48,609,000	7,948,000	9,731,000	66,288,000
Texas (excluding Houston and Harris County)		96	11,104,000	529,000	1,886,000	13,519,000
Houston & Harris County		77	9,286,000	2,100,000	660,000	12,046,000
Florida		43	6,555,000	1,618,000	784,000	8,957,000
California		31	4,018,000	581,000	457,000	5,056,000
North Carolina		29	2,571,000	134,000	743,000	3,448,000
Louisiana		16	1,792,000	400,000	866,000	3,058,000
Arizona		24	2,117,000	0	890,000	3,007,000
Colorado		15	1,023,000	782,000	953,000	2,758,000
Georgia		20	2,506,000	612,000	716,000	3,834,000
Nevada		12	2,751,000	122,000	626,000	3,499,000
Tennessee		9	1,341,000	457,000	0	1,798,000
New Mexico		6	1,076,000	0	397,000	1,473,000
Oklahoma		2	174,000	0	0	174,000
Arkansas		3	355,000	0	0	355,000
Utah		3	292,000	45,000	296,000	633,000
Kentucky		4	607,000	0	76,000	683,000
Kansas		2	251,000	0	0	251,000
Missouri		2	231,000	28,000	0	259,000
Illinois		2	273,000	0	121,000	394,000
Maine		1	154,000	51,000	0	205,000
Washington		5	87,000	332,000	198,000	617,000
South Carolina		1	22,000	65,000	0	87,000
Oregon		2	23,000	92,000	62,000	177,000

ALL PROPERTIES-BY CLASSIFICATION

Grand Total		405	48,609,000	7,948,000	9,731,000	66,288,000
Shopping Centers		336	37,613,000	4,382,000	9,731,000	51,726,000
Industrial		67	10,832,000	3,566,000	0	14,398,000
Office Buildings		2	164,000	0	0	164,000

Notes:	(1)	Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

	+	Denotes supermarket or discount store offering full service grocery along with general merchandise.

	(2)	Denotes property under development

	(3)	Denotes properties that are not consolidated for SEC reporting purposes.

Owned by Others ("O.B.O.") includes buildings owned entirely by another non-WRI legal entity